Ideas. Research. Contrarian.

CROFT FUNDS CORP.

800.551.0990 www.CroftFunds.com

Value Oriented

Contrarian Bent

Established Process

Low Turnover

Water as an Investment Opportunity

Conference Call with Power Point Presentation: A discussion with portfolio managers of the Croft Value Fund (CLVFX).

"There will be significant worldwide implications as water scarcity issues become both more frequent and widespread."

When	**Wed, May 18, 2011 @ 2 pm EST**
Call#	**888-542-1136**
Passcode	**3023723**
Click here for the PowerPoint Presentation	
JOIN US	Click here to put reminder in your Outlook

Replay available after May 18th here.

Featured News

Croft Value Fund featured by Louis Rukeyser:
"Slow and Steady Wins the Race"
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Performance

CLVFX— updated figures through March 31, 2011
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Second Quarter Manager's Commentaries

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Learn More:



Croft Value Fund Fact Sheet

Philosophy and Process

Commentary

Recent News

View Performance

Croft Value Fund (CLVFX)

Croft Income Fund (CLINX)

Prospectus (pdf)

About Croft-Leominster, advisor to the Funds

Located in downtown Baltimore at the historic Canton House, Croft-Leominster is a family owned and operated money manager since 1989.

The Croft management team has over 100-years collective experience and manages $1 billion SMA portfolios and two no-load mutual funds for retail investors.

Contact Croft Funds

(800) 551-0990

www.croftfunds.com

About the Managers

Read full biographies



Kent Croft G. Russell Croft

Please consider the investment objectives, risks and charges and expenses of the Fund before investing. Before investing, you should carefully read the Fund's prospectus, which contains this and other information about the Fund. Call Croft Funds Corp. at 800-551-0990 for a ***prospectus or download one here.***

Many individual securities may be riskier than the market and experience abrupt short-term price movement and may result in possible loss of money on your investment. The Fund's net asset value, yield and total return may be affected by such movements. The Fund is a managed portfolio and portfolio holdings are subject to change.

Croft Funds Corp. is an investment advisor registered with the Securities and Exchange Commission under the Investment Advisors Act of 1940.

Lipper scores for Total Return, Consistent Return and Tax Efficiency reflect the fund's historical risk-adjusted returns, adjusted for volatility, relative to peers. The overall calculations are based on an equal-weighted average of percentile ranks for the Total Return, Consistent Return and Tax Efficiency metrics over 3-, 5- and 10-year periods (if applicable.) The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return, Total Return or Tax Efficiency, the next 20% receive a score of 4, the middle 20% are scored 3, the next 20% are scored 2 and the lowest 20% are scored 1. These scores are subject to change every month. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com.